UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 24, 2012

INTERVEST BANCSHARES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23377	13-3699013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Rockefeller Plaza, Suite 400, New York, New York		10020-2002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number Including Area Code: (212) 218-2800

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective May 24, 2012, the shareholders of Intervest Bancshares Corporation (the “Company”) approved an amendment and restatement of the Company’s Certificate of Incorporation to eliminate all references to Class B Common Stock and to rename the Company’s Class A Common Stock as Common Stock. The text of the Restated Certificate of Incorporation as so amended is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders (the “Meeting”) of Intervest Bancshares Corporation (the “Company”) was held on May 24, 2012. As of the record date of March 30, 2012, there were a total of 21,590,689 shares of common stock outstanding and entitled to vote at the Meeting. At the Meeting, 20,111,444 shares of common stock were present in person or by proxy, representing a quorum.

At the meeting, the Company’s shareholders: (i) elected each of the eight persons listed below under “Election of Directors” to serve as a director of the Company until the next annual meeting of shareholders; (ii) approved a non-binding advisory proposal on executive officer compensation; (iii) approved a proposal to amend and restate the Certificate of Incorporation to eliminate all references to Class B Common Stock and to rename Class A Common Stock as Common Stock; and (iv) ratified the appointment of Hacker, Johnson & Smith, P.A., P.C., as the Company’s independent auditor for 2012.

The results of the voting at the annual meeting on each such matter is set out below.

1. Election of Directors.

Directors	Votes For	Withheld	Abstain	Broker Non-Votes
Michael A. Callen	12,347,855	198,948	-0-	7,564,641
Lowell S. Dansker	11,519,225	1,027,578	-0-	7,564,641
Paul R. DeRosa	12,348,855	197,948	-0-	7,564,641
Stephen A. Helman	11,624,532	922,271	-0-	7,564,641
Wayne F. Holly	12,348,725	198,078	-0-	7,564,641
Lawton Swan, III	12,348,725	198,078	-0-	7,564,641
Thomas E. Willett	11,007,360	1,539,443	-0-	7,564,641
Wesley T. Wood	11,625,132	921,671	-0-	7,564,641

2. Non-Binding Advisory Proposal on the Compensation of the Company’s Executive Officers.

Votes For	Votes Against	Abstain	Broker Non-Votes
11,512,262	946,368	88,173	7,564,641

3. Proposal to amend and restate the Company’s Certificate of Incorporation to eliminate any and all references to Class B Common Stock and to rename the Company’s Class A Common Stock “Common Stock”.

Votes For	Votes Against	Abstain	Broker Non-Votes
12,340,093	195,350	11,360	7,564,641

4. Ratification of appointment of Hacker, Johnson & Smith P.A., P.C. as independent auditor for 2012.

Votes For	Votes Against	Abstain	Broker Non-Votes
18,769,906	114,138	1,227,400	—

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

3.1	Restated Certificate of Incorporation, effective May 24, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERVEST BANCSHARES CORPORATION

Date: May 25, 2012	By:	/s/ Lowell S. Dansker
Lowell S. Dansker
Chairman and Chief Executive Officer